SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 1, 2017.

MFS® Commodity Strategy Fund

Effective immediately, the seventh paragraph in the section entitled "Principal Investment Strategies"  under the main heading entitled "Summary of Key Information" is deleted in its entirety.
Effective immediately, the sub-section entitled "Non-Diversification Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Summary of Key Information" is deleted in its entirety.
Effective immediately, the seventh paragraph in the section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is deleted in its entirety.
Effective immediately, the sub-section entitled "Non-Diversification Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks" is deleted in its entirety.

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